Exhibit 99.2

Assured Guaranty Ltd.
Financial Supplement
Third Quarter 2006
September 30, 2006

Table of Contents	Page
Assured Guaranty Ltd.
Selected Financial Highlights	1
Consolidated GAAP Income Statements	2
Consolidated GAAP Balance Sheets	3
Segment Consolidation	4-5
Financial Guaranty Direct Segment	6-7
Financial Guaranty Reinsurance Segment	8-9
Mortgage Guaranty Segment	10
Other Segment	11
Loss and LAE Reserves	12
Investment Portfolio	13
Financial Guaranty Profile	14-16
Non-Investment Grade Exposures	17
Closely Monitored Credits	18
Largest Exposures by Sector	19-20
Consolidated Capital and Claims Paying Resources	21
Summary Financial and Statistical Data	22

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2005, June 30, 2005, September 30, 2005, March 31, 2006 and June 30, 2006 and our 10-K for the year ended December 31, 2005.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward looking statements, including its calculations of adjusted book value, PVP and net present value of estimated future installment premiums in force, and statements regarding ratings improvement and the growth of the direct business could be affected by many events. These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.
Selected Financial Highlights
(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2006	2005	3Q-05	2006	2005	9M 2005
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$127.4	$61.9	106%	$337.6	$202.4	67%
Less: Installment premium PVP	86.1	40.3	114%	201.1	126.4	59%
Upfront financial guaranty & mortgage guaranty GWP	41.3	21.6	91%	136.5	76.0	80%
Less: Upfront premium due to novations	—	—	—	—	18.4	NMF
Plus: Installment GWP	32.2	32.3	(0.3)%	100.0	104.5	(4)%
Financial guaranty & mortgage guaranty GWP	73.5	53.9	36%	236.5	162.1	46%
Plus: Other segment GWP	0.1	21.6	NMF	4.0	32.0	(88)%
Total GWP	$73.6	$75.6	(3)%	$240.5	$194.1	24%

Net income	$37.9	$39.2	(3)%	$117.3	$150.3	(22)%
Less: After-tax realized gains (losses) on investments	—	0.1	NMF	(1.4)	2.8	NMF
Less: After-tax unrealized (losses) gains on derivatives	(1.1)	0.2	NMF	3.0	(7.9)	NMF
Operating income (b)	$39.0	$38.9	0.3%	$115.7	$155.4	(26)%

Book value	$1,756.9	$1,633.6	8%
Plus: Net unearned premium reserve less DAC, after-tax(1)	345.0	279.1	24%
Plus: Net present value of estimated future installment premiums in-force, after-tax (d)	416.6	306.3	36%
Adjusted book value (c)	$2,518.4	$2,219.0	13%

ROE, excluding AOCI	8.9%	10.0%		9.4%	13.2%
Less: After-tax realized (losses) gains on investments	—	—		(0.1)%	0.2%
Less: After-tax unrealized (losses) gains on derivatives	(0.3)%	—		0.2%	(0.7)%
Operating ROE, excluding AOCI (b)	9.2%	10.0%		9.3%	13.7%

Per diluted share:
Net income	$0.51	$0.53	(4)%	$1.57	$2.02	(22)%
Less: After-tax realized (losses) gains on investments	—	—	—	(0.02)	0.04	NMF
Less: After-tax unrealized (losses) gains on derivatives	(0.02)	0.01	NMF	0.04	(0.11)	NMF
Operating income (b)	$0.53	$0.52	2%	$1.55	$2.09	(26)%

Book value	$24.02	$21.81	10%
Plus: Net unearned premium reserve less DAC, after-tax (1)	4.72	3.72	27%
Plus: Net present value of estimated future installment premiums in-force, after-tax (d)	5.69	4.09	39%
Adjusted book value (c)	$34.43	$29.62	16%

Additional information:
Shares outstanding at the end of period (2)	73.1	74.9	(2)%
Weighted average basic shares outstanding	73.2	73.9	(1)%	73.5	74.0	(1)%
Weighted average diluted shares outstanding	74.2	74.5	(0.4)%	74.5	74.5	0%

Consolidated net debt service outstanding	$167,382	$139,093	20%
Consolidated net par outstanding	121,579	97,320	25%
Consolidated claims-paying resources	3,337	3,077	8%
Gross par written	13,493	6,862	97%	36,905	15,815	133%

1. Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax.

2. 9/30/06 shares outstanding excludes 1.1 million of nonvested restricted stock, which is considered not issued under FAS 123R. 12/31/05 shares outstanding includes 1.0 million of nonvested restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Consolidated GAAP Income Statements
(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2006	2005	3Q-05	2006	2005	9M 2005

Revenues
Gross written premiums	$73.6	$75.6	(3)%	$240.5	$194.1	24%

Net written premiums	73.1	53.2	37%	234.2	159.9	46%

Net earned premiums	51.9	54.5	(5)%	148.2	150.9	(2)%
Net investment income	28.5	24.4	17%	82.0	71.2	15%
Other income	—	0.1	(100)%	—	0.2	(100)%
Total revenues	80.4	79.0	2%	230.2	222.3	4%

Expenses
Loss and loss adjustment expenses	0.9	(0.8)	(213)%	(6.0)	(69.3)	(91)%
Profit commission expense	1.6	2.0	(20)%	4.7	6.4	(27)%
Acquisition costs	11.3	13.0	(13)%	33.4	34.9	(4)%
Other operating expenses	16.5	15.0	10%	49.3	44.0	12%
Other expenses	4.0	4.1	(2)%	12.0	13.3	(10)%
Total expenses	34.4	33.3	3%	93.4	29.2	220%

Income before provision for income taxes	46.0	45.7	1%	136.8	193.1	(29)%

Total provision for income taxes	7.0	6.8	3%	21.1	37.7	(44)%

Operating income (b)	39.0	38.9	0.3%	115.7	155.4	(26)%

After-tax realized gains (losses) on investments	—	0.1	NMF	(1.4)	2.8	NMF
After-tax unrealized (losses) gains on derivatives	(1.1)	0.2	NMF	3.0	(7.9)	NMF

Net income	$37.9	$39.2	(3)%	$117.3	$150.3	(22)%

Per diluted share
Operating income (b)	$0.53	$0.52	2%	$1.55	$2.09	(26)%
After-tax realized (losses) gains on investments	—	—	—	(0.02)	0.04	NMF
After-tax unrealized (losses) gains on derivatives	(0.02)	0.01	NMF	0.04	(0.11)	NMF
Net income	$0.51	$0.53	(4)%	$1.57	$2.02	(22)%

Weighted average shares outstanding
Basic shares outstanding	73.2	73.9	(1)%	73.5	74.0	(1)%
Plus: effect of options	0.6	0.3	100%	0.6	0.2	200%
Plus: effect of restricted stock	0.4	0.2	100%	0.4	0.2	100%
Diluted shares outstanding	74.2	74.5	(0.4)%	74.5	74.5	0%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Some amounts may not foot due to rounding.

Assured Guaranty Ltd.
Consolidated GAAP Balance Sheets
(dollars in millions)

	As of :
	September 30,	December 31,
	2006	2005

Assets
Fixed maturity securities, at fair value	$2,210.0	$2,134.0
Short-term investments, at cost which approximates fair value	169.4	115.8
Total investments	2,379.4	2,249.8

Cash and cash equivalents	15.7	6.2
Accrued investment income	22.6	22.7
Deferred acquisition costs	210.2	193.4
Prepaid reinsurance premiums	9.0	12.5
Reinsurance recoverable on ceded losses	9.4	12.4
Premiums receivable	33.3	33.0
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	51.1	53.0
Current income taxes receivable	6.9	3.0
Other assets	22.0	17.7
Total assets	$2,844.8	$2,689.1

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$619.7	$537.1
Reserves for losses and loss adjustment expenses	116.9	121.2
Profit commissions payable	31.0	53.0
Reinsurance balances payable	2.1	3.7
Deferred income taxes	44.9	26.6
Funds held by Company under reinsurance contracts	20.3	19.2
Unrealized losses on derivative financial instruments	6.6	12.7
Long-term debt	197.4	197.3
Liability for tax basis step-up adjustment	15.2	20.1
Other liabilities	33.9	36.6
Total liabilities	1,087.9	1,027.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	856.2	882.0
Unearned stock grant compensation	—	(14.8)
Retained earnings	857.1	747.7
Accumulated other comprehensive income	42.8	45.8
Total shareholders’ equity	1,756.9	1,661.5

Total liabilities and shareholders’ equity	$2,844.8	$2,689.1

Assured Guaranty Ltd.
Segment Consolidation (1 of 2)
(dollars in millions)

	Quarter Ended September 30, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$8.2	$11.4	$—	$19.6		$19.6
U.S. structured finance	45.7	3.8	—	49.5		49.5
International	36.9	21.4	—	58.3		58.3
Total PVP	$90.9	$36.5	$—	$127.4		$127.4

Income statement:
Gross written premiums	$41.9	$29.7	$1.9	$73.5	$0.1	$73.6
Net written premiums	41.5	29.7	1.9	73.1	—	73.1

Net earned premiums	21.8	25.4	4.9	51.9	—	51.9

Loss and loss adjustment expenses	(0.3)	1.8	0.4	1.9	(1.0)	0.9
Profit commission expense	—	0.7	0.9	1.6	—	1.6
Acquisition costs	2.1	8.9	0.3	11.3	—	11.3
Operating expenses	12.2	3.9	0.4	16.5	—	16.5
Total underwriting expenses	$14.0	$15.3	$2.0	$31.3	$(1.0)	$30.3

Underwriting gain	$7.7	$10.1	$2.9	$20.6	$1.0	$21.6

Loss and loss adjustment expense ratio	(1.3)%	7.1%	8.2%	3.7%		1.8%
Expense ratio	65.7%	53.3%	31.9%	56.6%		56.6%
Combined ratio	64.4%	60.4%	40.1%	60.3%		58.4%

	Quarter Ended September 30, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$6.3	$16.5	$—	$22.8		$22.8
U.S. structured finance	25.3	2.3	—	27.6		27.6
International	7.7	3.7	—	11.4		11.4
Total PVP	$39.4	$22.5	$—	$61.9		$61.9

Income statement:
Gross written premiums	$24.9	$27.3	$1.7	$53.9	$21.6	$75.6
Net written premiums	24.2	27.3	1.7	53.2	—	53.2

Net earned premiums	18.3	32.0	4.3	54.5	—	54.5

Loss and loss adjustment expenses	(4.0)	4.3	0.3	0.6	(1.3)	(0.8)
Profit commission expense	—	1.1	0.9	2.0	—	2.0
Acquisition costs	1.6	11.0	0.4	13.0	—	13.0
Operating expenses	11.9	2.9	0.3	15.0	—	15.0
Total underwriting expenses	$9.5	$19.2	$1.9	$30.6	$(1.3)	$29.2

Underwriting gain	$8.8	$12.8	$2.4	$24.0	$1.3	$25.3

Loss and loss adjustment expense ratio	(21.9)%	13.3%	6.9%	1.0%		(1.5)%
Expense ratio	73.7%	46.8%	37.5%	55.1%		55.0%
Combined ratio	51.8%	60.1%	44.4%	56.1%		53.5%

1. Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag. PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Segment Consolidation (2 of 2)
(dollars in millions)

	Nine Months Ended September 30, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$22.7	$49.6	$—	$72.3		$72.3
U.S. structured finance	114.3	9.1	—	123.4		123.4
International	94.4	47.6	—	141.9		141.9
Total PVP	$231.4	$106.2	$—	$337.6		$337.6

Income statement:
Gross written premiums	$140.5	$90.2	$5.7	$236.5	$4.0	$240.5
Net written premiums	139.0	89.5	5.7	234.2	—	234.2

Net earned premiums	63.7	71.8	12.7	148.2	—	148.2

Loss and loss adjustment expenses	(4.6)	10.3	0.6	6.3	(12.3)	(6.0)

Profit commission expense	—	2.2	2.5	4.7	—	4.7
Acquisition costs	6.4	26.1	0.9	33.4	—	33.4
Operating expenses	37.6	10.7	1.0	49.3	—	49.3
Total underwriting expenses	$39.4	$49.2	$5.0	$93.7	$(12.3)	$81.4

Underwriting gain	$24.3	$22.6	$7.7	$54.5	$12.3	$66.8

Loss and loss adjustment expense ratio	(7.2)%	14.3%	4.7%	4.3%		(4.0)%
Expense ratio	69.1%	54.2%	34.8%	58.9%		58.9%
Combined ratio	61.9%	68.5%	39.5%	63.2%		54.9%

	Nine Months Ended September 30, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$13.0	$50.9	$—	$63.9		$63.9
U.S. structured finance	72.4	10.2	—	82.6		82.6
International	14.1	28.8	13.1	55.9		55.9
Total PVP	$99.5	$89.8	$13.1	$202.4		$202.4

Income statement:
Gross written premiums	$69.6	$69.5	$23.0	$162.1	$32.0	$194.1
Net written premiums	67.6	69.2	23.0	159.9	—	159.9

Net earned premiums	54.7	82.2	14.0	150.9	—	150.9

Loss and loss adjustment expenses	(0.5)	(66.9)	0.5	(66.9)	(2.4)	(69.3)

Profit commission expense	—	3.4	2.9	6.4	—	6.4
Acquisition costs	4.7	28.6	1.5	34.9	—	34.9
Operating expenses	32.8	10.4	0.9	44.0	—	44.0
Total underwriting expenses	$37.0	$(24.6)	$5.8	$18.2	$(2.4)	$15.8

Underwriting gain	$17.7	$106.8	$8.2	$132.8	$2.4	$134.9

Loss and loss adjustment expense ratio	(0.8)%	(81.4)%	3.5%	(44.3)%		(45.9)%
Expense ratio	68.5%	51.5%	37.9%	56.4%		56.5%
Combined ratio	67.7%	(29.9)%	41.4%	12.1%		10.6%

1. Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag. PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (1 of 2)
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
Present value of gross written premiums (PVP) (a)	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$90.9	$30.1	$99.5	$231.4
Less: Present value of installment premiums (a)	33.9	35.8	17.6	33.0	38.7	33.2	53.1	69.4	30.1	86.4	155.7
Upfront gross written premiums (GWP)	5.7	1.7	5.1	6.3	7.3	8.5	45.7	21.5	—	13.1	75.7
Plus: Installment GWP	15.6	22.1	15.8	18.6	19.3	21.8	22.7	20.4	59.4	56.5	64.8
Financial guaranty direct GWP	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$41.9	$59.4	$69.6	$140.5

Income statement:
Gross written premiums	$21.3	$23.8	$20.9	$24.9	$26.6	$30.2	$68.4	$41.9	$59.4	$69.6	$140.5
Net written premiums	20.9	23.1	20.4	24.2	26.3	29.7	67.8	41.5	56.7	67.6	139.0

Net earned premiums:
Public finance	0.1	0.1	0.4	0.7	1.5	1.1	1.7	2.6	0.1	1.3	5.4
Structured finance	15.4	20.3	15.6	17.6	18.3	19.6	19.5	19.2	73.2	53.4	58.3
Total net earned premiums	15.5	20.4	16.0	18.3	19.8	20.7	21.2	21.8	73.3	54.7	63.7

Loss and loss adjustment expenses:
Case	0.4	—	4.4	—	0.4	(1.6)	(0.4)	(0.3)	26.7	4.4	(2.3)
Portfolio	0.6	(1.5)	0.6	(4.0)	(2.1)	(0.2)	(2.1)	—	(12.9)	(4.9)	(2.3)
Total loss and loss adjustment expenses	1.0	(1.5)	5.0	(4.0)	(1.7)	(1.8)	(2.5)	(0.3)	13.8	(0.5)	(4.6)
Profit commission expense	—	—	—	—	—	—	—	—	—	—	—
Acquisition costs	1.6	1.5	1.6	1.6	1.6	1.8	2.3	2.1	2.9	4.7	6.4
Operating expenses (1)	11.5	11.4	9.5	11.9	11.5	13.4	12.0	12.2	30.3	32.8	37.6
Total expenses	$14.1	$11.4	$16.1	$9.5	$11.4	$13.5	$11.8	$14.0	$47.0	$37.0	$39.4

Underwriting gain (loss)	$1.4	$9.0	$(0.1)	$8.8	$8.4	$7.2	$9.4	$7.7	$26.3	$17.7	$24.3

Loss and loss adjustment expense ratio	6.5%	(7.1)%	31.3%	(21.9)%	(8.6)%	(8.7)%	(11.7)%	(1.3)%	18.8%	(0.8)%	(7.2)%
Expense ratio	84.6%	63.2%	69.1%	73.7%	66.3%	73.8%	67.4%	65.7%	45.4%	68.5%	69.1%
Combined ratio	91.1%	56.1%	100.4%	51.8%	57.7%	65.1%	55.7%	64.4%	64.2%	67.7%	61.9%

1. During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Financial Guaranty Direct Segment (2 of 2)
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
PVP (a):
U.S. public finance	$5.7	$1.6	$5.1	$6.3	$7.0	$8.5	$6.0	$8.2	$0.0	$13.0	$22.7
U.S. structured finance	28.9	31.0	16.1	25.3	20.5	27.6	41.0	45.7	23.2	72.4	114.3
International	5.0	4.9	1.5	7.7	18.4	5.6	51.8	36.9	6.9	14.1	94.4
Total	$39.6	$37.5	$22.7	$39.4	$46.0	$41.6	$98.8	$90.9	$30.1	$99.5	231.4

Par written:
U.S. public finance	$194	$77	$262	$224	$383	$283	$326	$423	$1	$564	$1,032
U.S. structured finance	7,163	1,173	2,159	4,635	4,966	4,446	10,943	4,968	4,685	7,967	20,357
International	100	265	102	353	2,569	648	2,210	5,375	853	720	8,233
Total	$7,457	$1,515	$2,524	$5,212	$7,918	$5,377	$13,479	$10,766	$5,539	$9,250	$29,622

Par outstanding:
U.S. public finance	$2,189	$2,238	$2,421	$2,641	$3,022	$3,250	$2,471	$2,878	$1,991	$2,641	$2,878
U.S. structured finance	25,166	24,589	23,873	26,781	28,917	31,559	38,847	39,191	22,192	26,781	39,191
International	4,257	3,763	3,725	3,975	6,400	7,215	9,806	14,865	2,274	3,975	14,865
Total	$31,612	$30,590	$30,019	$33,397	$38,338	$42,024	$51,124	$56,935	$26,457	$33,397	$56,935

Net present value of installment premiums in force: (d)	$231.0	$238.3	$216.4	$230.4	$249.6	$265.7	$300.5	$358.4	$218.9	$230.4	$358.4
Unearned premium reserve net of ceded reinsurance	20.3	23.0	27.0	33.2	39.6	48.6	95.2	114.9	14.7	33.2	114.9

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Financial Guaranty Reinsurance Segment (1) (1 of 2)
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
Present value of gross written premiums (PVP) (a)	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$36.5	$157.1	$89.8	$106.2
Less: Present value of installment premiums (a)	11.6	12.1	20.7	7.2	18.5	11.0	17.7	16.8	71.7	40.0	45.5
Upfront gross written premiums (GWP)	24.1	20.0	14.6	15.3	19.4	9.1	31.9	19.8	85.4	49.8	60.8
Less: Upfront premium due to novations (2)	—	—	18.4	—	—	—	—	—	—	18.4	—
Plus: Installment GWP (3)	12.4	14.0	12.0	12.0	9.1	9.7	9.8	9.9	38.4	38.1	29.4
Financial guaranty reinsurance GWP	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$29.7	$123.8	$69.5	$90.2

Income statement:
Gross written premiums:
Treaty	$23.3	$22.4	$4.3	$21.0	$24.6	$12.0	$29.1	$22.4	$112.5	$47.7	$63.4
Facultative	13.2	11.6	3.9	6.3	3.9	6.8	12.6	7.3	11.3	21.8	26.7
Total gross written premiums	$36.5	$34.0	$8.2	$27.3	$28.5	$18.8	$41.7	$29.7	$123.8	$69.5	$90.2
Net written premiums	36.3	34.0	8.0	27.3	28.5	18.5	41.3	29.7	123.8	69.2	89.5

Net earned premiums:
Scheduled net earned premiums	31.5	21.6	23.6	27.2	21.3	19.7	21.4	21.3	65.3	72.4	62.4
Net earned premiums from refundings	5.0	1.4	3.6	4.8	2.2	3.6	1.7	4.1	12.5	9.8	9.4
Total net earned premiums	36.5	23.0	27.2	32.0	23.5	23.3	23.1	25.4	77.8	82.2	71.8

Loss and loss adjustment expenses:
Case	1.2	(7.5)	(60.4)	(0.2)	4.0	2.3	1.8	(1.2)	2.0	(68.1)	2.9
Portfolio	0.4	0.4	(3.7)	4.5	1.6	0.5	3.9	3.0	11.8	1.2	7.4
Total loss and loss adjustment expenses	1.6	(7.1)	(64.1)	4.3	5.6	2.8	5.7	1.8	13.8	(66.9)	10.3
Profit commission expense	0.9	—	2.3	1.1	1.4	0.4	1.0	0.7	0.2	3.4	2.2
Acquisition costs	13.0	8.1	9.5	11.0	8.3	8.7	8.5	8.9	25.9	28.6	26.1
Operating expenses (4)	2.8	2.8	4.7	2.9	3.4	3.4	3.4	3.9	7.3	10.4	10.7
Total expenses	$18.2	$3.8	$(47.6)	$19.2	$18.7	$15.3	$18.5	$15.3	$47.2	$(24.6)	$49.2

Underwriting gain	$18.2	$19.2	$74.8	$12.8	$4.8	$8.0	$4.6	$10.1	$30.6	$106.8	$22.6

Loss and loss adjustment expense ratio	4.4%	(30.9)%	(235.7)%	13.3%	23.9%	12.0%	24.6%	7.1%	17.7%	(81.4)%	14.3%
Expense ratio	45.6%	47.4%	60.7%	46.8%	55.8%	53.6%	55.4%	53.3%	43.0%	51.5%	54.2%
Combined ratio	50.0%	16.5%	(175.0)%	60.1%	79.7%	65.6%	80.0%	60.4%	60.7%	(29.9)%	68.5%

1. Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag. PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

2. Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

3. Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums. As a result, prior period amounts have been restated. This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

4. During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Financial Guaranty Reinsurance Segment (1) (2 of 2)
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
PVP (a):
U.S. public finance	$21.6	$18.9	$15.4	$16.5	$23.1	$8.5	$29.7	$11.4	$81.0	$50.9	$49.6
U.S. structured finance	7.5	3.1	4.9	2.3	8.7	3.4	2.0	3.8	30.5	10.2	9.1
International	6.6	10.1	15.0	3.7	6.1	8.3	17.9	21.4	45.6	28.8	47.6
Total	$35.7	$32.1	$35.2	$22.5	$37.9	$20.1	$49.6	$36.5	$157.1	$89.8	$106.2

Par written:
U.S. public finance	$1,373	$1,965	$265	$1,155	$1,710	$1,631	$718	$1,475	$4,970	$3,385	$3,825
U.S. structured finance	682	1,718	308	309	616	504	251	453	1,645	2,335	1,208
International	249	241	418	186	260	617	835	800	1,458	846	2,251
Total	$2,304	$3,924	$991	$1,650	$2,586	$2,752	$1,804	$2,727	$8,074	$6,565	$7,284

Par outstanding:
U.S. public finance	$48,218	$49,318	$47,878	$47,696	$47,748	$48,309	$48,316	$48,335	$49,843	$47,696	$48,335
U.S. structured finance	9,814	10,404	10,325	9,686	9,661	9,387	8,314	8,046	10,125	9,686	8,046
International	5,948	6,082	6,645	6,540	6,719	7,196	7,857	8,263	6,042	6,540	8,263
Total	$63,980	$65,804	$64,848	$63,922	$64,127	$64,893	$64,487	$64,644	$66,010	$63,922	$64,644

Net present value of installment premiums in force (d)	$138.9	$142.9	$152.3	$147.4	$156.1	$153.8	$158.9	$164.5	$138.0	$147.4	$164.5
Unearned premium reserve net of ceded reinsurance	443.8	454.8	435.6	430.9	436.0	431.2	449.4	453.8	444.2	430.9	453.8

1. Due to the timing of receiving reports prepared by our ceding companies, present value of treaty financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag. PVP of facultative financial guaranty gross written premiums for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006; 2005 and prior amounts were reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Mortgage Guaranty Segment
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
Present value of gross written premiums (PVP) (a)	$6.9	$13.1	$—	$—	$—	$—	$—	$—	$20.3	$13.1	$—
Less: Present value of installment premiums (a)	6.9	—	—	—	—	—	—	—	10.0	—	—
Upfront gross written premiums (GWP)	—	13.1	—	—	—	—	—	—	10.3	13.1	—
Plus: Installment GWP	4.2	6.3	1.9	1.7	2.7	2.6	1.2	1.9	9.9	10.0	5.7
Mortgage guaranty GWP	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$1.9	$20.2	$23.0	$5.7

Income statement:
Gross written premiums	$4.2	$19.4	$1.9	$1.7	$2.7	$2.6	$1.2	$1.9	$20.2	$23.0	$5.7
Net written premiums	4.2	19.4	1.9	1.7	2.7	2.6	1.2	1.9	20.2	23.0	5.7

Net earned premiums	5.2	4.6	5.1	4.3	4.6	4.2	3.7	4.9	28.5	14.0	12.7

Loss and loss adjustment expenses:
Case	(0.2)	0.1	(0.1)	0.2	(0.2)	—	0.1	0.1	0.2	0.2	0.2
Portfolio and IBNR	(1.8)	0.1	0.1	0.1	(4.0)	(0.2)	0.3	0.3	(10.1)	0.3	0.4
Total loss and loss adjustment expenses	(2.0)	0.2	—	0.3	(4.2)	(0.2)	0.4	0.4	(9.9)	0.5	0.6
Profit commission expense	3.5	1.0	1.0	0.9	5.1	0.9	0.7	0.9	10.6	2.9	2.5
Acquisition costs	0.6	0.5	0.6	0.4	0.4	0.3	0.3	0.3	3.1	1.5	0.9
Operating expenses (1)	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.4	0.8	0.9	1.0
Total expenses	$2.4	$2.0	$1.9	$1.9	$1.7	$1.3	$1.7	$2.0	$4.6	$5.8	$5.0

Underwriting gain	$2.8	$2.6	$3.2	$2.4	$2.9	$2.8	$2.0	$2.9	$23.9	$8.2	$7.7

Loss and loss adjustment expense ratio	(37.8)%	4.3%	—	6.9%	(92.1)%	(3.7)%	9.4%	8.2%	(34.7)%	3.5%	4.7%
Expense ratio	84.2%	39.1%	37.5%	37.5%	129.1%	36.1%	36.4%	31.9%	50.9%	37.9%	34.8%
Combined ratio	46.4%	43.4%	37.5%	44.4%	37.0%	32.4%	45.8%	40.1%	16.2%	41.4%	39.5%

Risk in force	$2,325	$2,582	$2,547	$2,389	$2,332	$1,970	$1,960	$2,003	$2,437	$2,389	$2,003
Risk written	271	419	—	—	—	—	—	—	372	419	—
Unearned premium reserve net of ceded reinsurance	42.7	57.5	54.2	51.5	49.7	48.1	45.6	42.6	43.7	51.5	42.6

1. During 2006 the Company implemented a new operating expense methodology to more closely apply expenses to the individual operating segments. This new methodology was based on a comprehensive study and is based on departmental time estimates and headcount. 2005 and 2004 amounts have been restated to show this new methodology on a comparative basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.
Other Segment
(dollars in millions)

									Nine	Nine	Nine
									Months	Months	Months
	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	1Q-06	2Q-06	3Q-06	2004	2005	2006
Income statement:
Gross written premiums	$3.8	$0.9	$9.5	$21.6	$0.4	$3.8	$0.1	$0.1	$(78.4)	$32.0	$4.0
Net written premiums	—	—	—	—	—	—	—	—	(182.5)	—	—

Net earned premiums	—	—	—	—	—	—	—	—	(48.9)	—	—

Loss and loss adjustment expenses	(0.4)	(1.1)	—	(1.3)	—	(1.2)	(10.1)	(1.0)	(49.9)	(2.4)	(12.3)
Profit commission expense	—	—	—	—	—	—	—	—	0.6	—	—
Acquisition costs	—	—	—	—	—	—	—	—	3.7	—	—
Operating expenses	—	—	—	—	—	—	—	—	3.5	—	—
Total expenses	$(0.4)	$(1.1)	$—	$(1.3)	$—	$(1.2)	$(10.1)	$(1.0)	$(42.0)	$(2.4)	$(12.3)

Underwriting gain (loss)	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$(7.1)	$2.4	$12.3

Loss and loss adjustment expense ratio	—	—	—	—	—	—	—	—	102.0%	—	—
Expense ratio	—	—	—	—	—	—	—	—	(16.1)%	—	—
Combined ratio	—	—	—	—	—	—	—	—	85.9%	—	—

Net earned premiums:
Equity layer credit protection	$—	$—	$—	$—	$—	$—	$—	$—	$5.4	$—	$—
Trade credit reinsurance	—	—	—	—	—	—	—	—	(25.3)	—	—
Title reinsurance	—	—	—	—	—	—	—	—	3.3	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	(32.2)	—	—
Total net earned premiums	$—	$—	$—	$—	$—	$—	$—	$—	$(48.9)	$—	$—

Underwriting gain:
Equity layer credit protection	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$3.0	$2.4	$12.3
Trade credit reinsurance	—	—	—	—	—	—	—	—	(2.8)	—	—
Title reinsurance	—	—	—	—	—	—	—	—	1.0	—	—
Auto residual value reinsurance	—	—	—	—	—	—	—	—	(7.9)	—	—
Total underwriting gain (loss)	$0.4	$1.1	$—	$1.3	$—	$1.2	$10.1	$1.0	$(7.1)	$2.4	$12.3

Assured Guaranty Ltd.
Loss and LAE Reserves by Segment and Type
(dollars in millions)

	As of September 30, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$—	$30.5	$0.2	$30.7	$6.6	$37.3
IBNR	—	—	4.0	4.0	7.6	11.6
Portfolio	6.6	58.4	3.0	68.0	—	68.0
Total	$6.6	$88.9	$7.2	$102.7	$14.2	$116.9

Portfolio reserves associated with CMC credits	$1.4	$31.0	$—	$32.4	$—	$32.4

	As of December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$4.5	$33.8	$0.3	$38.6	$7.3	$45.9
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio	8.6	52.5	2.6	63.7	—	63.7
Total	$13.1	$86.3	$7.0	$106.4	$14.8	$121.2

Portfolio reserves associated with CMC credits	$0.6	$25.7	$—	$26.4	$—	$26.4

Assured Guaranty Ltd.
Investment Portfolio
as of September 30, 2006
(dollars in millions)

		Pre-Tax		Annualized
	Amortized	Book		Investment
	Cost	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$117.5	4.9%	$120.3	$5.8
Agency obligations	170.6	5.4%	174.0	9.2
Foreign government securities	31.0	4.8%	31.1	1.5
Obligations of states and political subdivisions	354.2	4.7%	368.7	16.6
Insured obligations of state and political subdivisions	457.4	5.0%	487.1	22.9
Corporate securities	135.0	5.7%	138.6	7.7
Mortgage-backed securities:
Pass-thrus	588.1	5.3%	582.9	31.2
PACs	77.2	4.8%	75.7	3.7
Asset-backed securities	232.1	5.0%	231.6	11.6
Total fixed maturity securities available for sale	2,163.1	5.1%	2,210.0	110.2
Short-term investments	169.4	5.0%	169.4	8.5
Total investments	$2,332.5	5.1%	$2,379.4	$118.7

	Fair Value	%
Ratings distribution(1):
Treasury and U.S. government obligations	$120.3	5.4%
Agency obligations	174.0	7.9%
AAA/Aaa	1,523.5	68.9%
AA/Aa	284.9	12.9%
A/A	107.3	4.9%
BBB/Baa	—	—
Total	$2,210.0	100.0%

Duration of investment portfolio (in years):		4.0

1. Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

	Gross Par
	Written	As of September 30, 2006:
		Net Par		Avg.
Sector	3Q 2006	Outstanding	%	Rating(7)
U.S. public finance
General obligation	$687	$12,362	10.2%	A+
Tax backed	466	11,358	9.3%	A+
Municipal utilities	231	9,732	8.0%	A
Healthcare	426	6,317	5.2%	A
Transportation	—	6,069	5.0%	A
Investor-owned utilities	38	1,535	1.3%	A-
Higher education	11	1,288	1.1%	A
Housing	25	1,095	0.9%	AA-
Structured municipal(1)	—	713	0.6%	AAA
Other public finance(2)	13	745	0.6%	A
Total U.S. public finance	$1,898	$51,213	42.1%	A+

U.S. structured finance
CDOs(3)	$2,935	$25,364	20.9%	AAA
Mortgage-backed and home equity	163	10,512	8.6%	AA-
Commercial receivables(4)	1,229	6,622	5.4%	AA
Consumer receivables(5)	531	2,689	2.2%	AA-
Other structured finance(6)	563	2,051	1.7%	AA-
Total U.S. structured finance	$5,421	$47,238	38.9%	AA+

International
Other structured finance	$2,501	$8,357	6.9%	AA-
Public finance	457	5,590	4.6%	A
Infrastructure	1,952	5,291	4.4%	A
CDOs(3)	1,264	3,890	3.2%	AAA
Total international	$6,174	$23,128	19.0%	AA-

Total exposures	$13,493	$121,579	100.0%	AA-

Mortgage guaranty risk in force	$—	$2,003	NA	NA

1. Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

2. Other public finance: primarily includes student loans and government-sponsored project finance.

3. Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

4. Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

5. Consumer receivables: principally includes auto loan receivables and credit card receivables.

6. Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

7. Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	September 30, 2006		December 31, 2005
	Net Par		Net Par
Ratings(1)	Outstanding	%	Outstanding	%
AAA/Aaa	$48,291	39.7%	$34,492	33.7%
AA/Aa	20,891	17.2%	19,978	19.5%
A/A	33,375	27.5%	30,258	29.5%
BBB/Baa	17,753	14.6%	16,405	16.0%
Below investment grade	1,269	1.0%	1,332	1.3%
Total exposures	$121,579	100.0%	$102,465	100.0%

Distribution by ratings of CDO exposure

	September 30, 2006		December 31, 2005
	Net Par		Net Par
Ratings(1)	Outstanding	%	Outstanding	%
AAA/Aaa	$26,366	90.1%	$19,615	85.3%
AA/Aa	2,692	9.2%	2,800	12.2%
A/A	133	0.5%	326	1.4%
BBB/Baa	16	0.1%	189	0.8%
Below investment grade	47	0.2%	63	0.3%
Total exposures	$29,254	100.0%	$22,993	100.0%

Distribution of CDOs by year of issue as of September 30, 2006

	Net Par
	Outstanding	%
2000 and prior	$535	1.8%
2001	1,237	4.2%
2002	3,823	13.1%
2003	3,628	12.4%
2004	1,550	5.3%
2005	7,384	25.2%
2006 year to date	11,095	37.9%
	$29,254	100.0%

Distribution of CDOs by underlying asset type as of September 30, 2006

	Net Par
Asset Type	Outstanding	%
Pooled Corporate Debt Obligations	$27,036	92.4%
CDO of ABS	2,120	7.2%
Emerging Market	98	0.3%
	$29,254	100.0%

1. Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of September 30, 2006

	Net Par
U.S.:	Outstanding	%
California	$7,438	6.1%
New York	5,751	4.7%
Texas	3,231	2.7%
Illinois	3,054	2.5%
Florida	2,788	2.3%
Massachusetts	2,581	2.1%
Pennsylvania	2,123	1.7%
New Jersey	2,025	1.7%
Washington	1,919	1.6%
Puerto Rico	1,757	1.4%
Other states	18,547	15.3%
Mortgage and structured (multiple states)	47,238	38.9%
Total U.S.	$98,451	81.0%

International:
United Kingdom	$14,277	11.7%
Germany	2,952	2.4%
Australia	1,027	0.8%
Turkey	479	0.4%
Ireland	423	0.3%
Other	3,970	3.3%
Total International	$23,128	19.0%

Total exposures	$121,579	100.0%

Assured Guaranty Ltd.
Non-Investment Grade Exposures
as of September 30, 2006
(dollars in millions)

	Weighted
	Average
Non-Investment Grade Exposures by:	Remaining	Net Par	Average
Asset Type	Life	Outstanding	Rating(1)

Public finance
Infrastructure	15.3	$249.6	CC
Transportation	20.0	221.7	B
General obligation	16.7	104.1	BB+
Tax backed	17.0	76.0	BB
Healthcare	11.4	61.6	B+
Municipal utilities	11.1	13.1	C
Investor-owned utilities	14.8	6.5	BB
Housing	13.4	4.3	B
Other public finance	16.3	3.5	D
Total public finance	16.7	$740.3	BB-

Structured finance
Commercial receivables	6.3	$255.4	B+
Consumer receivables	2.4	4.2	BB
Mortgage-backed and home equity	8.8	215.9	B+
CDOs	4.7	47.0	B+
Other structured finance	4.7	6.2	D
Total structured finance	7.1	$528.6	B+

Total non-investment grade exposures	13.1	$1,268.9	B

Top Ten Non-Investment Grade Exposures as of September 30, 2006

		Weighted
		Average
	Average	Remaining	Net Par
Name or Description	Rating	Life	Outstanding
Eurotunnel - Fixed-Link Finance & Fixed-Link Finance(2)	D	16.5	$213
Public Finance Infrastructure Transaction	B	21.7	169
Structured Finance Domestic Auto Fleet Financing Transaction	BB+	3.0	150
Structured Finance Domestic Manufactured Housing Transactions(3)	BB+	7.0	131
Puerto Rico Public Finance Corporation	BB+	17.6	95
Northwest Airlines EETC Transactions(4)	D	9.1	47
International Airport Facility	BB	8.2	36
Structured Finance Domestic Franchise Loan Receivable Transactions(5)	B	14.5	33
Ernest N. Morial - New Orleans Exhibition Hall Authority	BB	17.0	29
Louisiana State Stadium & Exposition District	BB	21.3	29
Total	B	13.4	$932

1. Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2. Exposure comprised of four series: $143.5 million, $36.5 million, $26.1 million, and $6.9 million - all rated ‘D’.

3. Exposure comprised of twelve series: 10 series totaling $128.2 million - rated ‘BB+’, $1.5 million rated ‘BB’, and $1.6 million rated ‘B’.

4. Exposure comprised of two series, one in the amount of $14.3 million and the other for $33.1 million both rated ‘D’.

5. Exposure comprised of two series, one in the amount of $16.6 million and the other for $16.0 million both rated ‘B’.

Assured Guaranty Ltd.
Closely Monitored Credits (“CMC”)
(dollars in millions)

Net par outstanding by credit monitoring category(1)

	September 30, 2006
	Net Par		Number of Credits
Description	Outstanding	%	in Category
Fundamentally sound risk	$120,215	98.9%

Closely monitored credits:
Category 1	857	0.7%	39
Category 2	322	0.3%	15
Category 3	126	0.1%	18
Category 4	23	—	12
CMC Total	1,328	1.1%	84

Other below investment grade risk	36	—	70
Total	$121,579	100.0%

	December 31, 2005
	Net Par		Number of Credits
Description	Outstanding	%	in Category
Fundamentally sound risk	$100,951	98.6%

Closely monitored credits:
Category 1	872	0.9%	36
Category 2	433	0.4%	22
Category 3	131	0.1%	15
Category 4	23	—	11
CMC Total	1,459	1.4%	84

Other below investment grade risk	55	—	103
Total	$102,465	100.0%

1. Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.
Largest Exposures by Sector (Part 1 of 2)
as of September 30, 2006
(dollars in millions)

10 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
California State General Obligation	$888	A
New Jersey State General Obligation	762	AA-
Long Island Power Authority	683	A-
New York City General Obligation	674	A+
Puerto Rico General Obligation	637	BBB-
Chicago Illinois General Obligation	632	A+
Denver Colorado Airport System	583	A
Jefferson County Alabama Sewer	578	A
New York City Municipal Water Finance Authority	570	AA
Massachusetts State Go & Bay Transportation	552	AA-
Total top 10 public finance exposures	$6,559

10 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Structured Finance Corporate Pool	$914	AAA
Synthetic CDO - IG Corporate	740	AAA
Sandelman Finance 2006-1 Limited	622	AA
Synthetic CDO - HY Corporate	620	AAA
Synthetic CDO - IG ABS	594	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 2-A	567	BBB-
Countrywide Home Equity Loan Trust 2005-J Cl 1-A	560	BBB-
Field Point III & IV, Limited	550	AA-
Private - CLO	535	AAA
Synthetic CMBS transaction	500	AAA
Total top 10 structured finance exposures	$6,202

1. Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2. Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.
Largest Exposures by Sector (Part 2 of 2)
as of September 30, 2006
(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)	State
Ascension Health Credit Group	$148	AA	MO
Texas Health Resources	147	A+	TX
Catholic Healthcare Partners	137	AA-	OH
Catholic Healthcare West	132	A-	CA
Sutter Health Obligated Group	117	AA-	CA
Medstar Health Inc.	109	BBB	MD
St. Barnabas Health Care System	106	BBB	NJ
Methodist Hospital	102	A+	TX
Adventist / Sunbelt Health System	100	A+	FL
Park Nicollet Health Services	95	BBB+	MN
Total top 10 healthcare exposures	$1,192

10 Largest International Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Private - Mortgage Backed Securities	$1,445	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,188	AAA
Epic II	1,026	AAA
Nemus Funding No.1 PLC	673	AAA
Stichting Profile Securitisation I	649	AAA
Synthetic CDO - IG ABS	605	AAA
Northumbrian Water PLC	584	BBB+
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	A-
National Grid PLC	480	A
Private - CLO	446	AAA
Total top 10 international exposures	$7,597

1. Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2. Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.
Consolidated Capital and Claims Paying Resources
(dollars in millions)

	As of September 30, 2006			As of December 31, 2005
	AGC	AG Re(1)	Consolidated	AGC	AG Re(1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve(2)	$260	$417	$677	$234	$356	$590
Contingency reserve	626	—	626	559	—	559
Policyholders’ surplus	272	729	1,001	296	691	987
Loss & loss adjustment expense reserves(3)	17	22	39	21	26	47
Total policyholders’ surplus & reserves	$1,175	$1,168	$2,343	$1,110	$1,073	$2,182

Claims paying resources
Policyholders’ surplus	$272	$729	$1,001	$296	$691	$987
Contingency reserve	626	—	626	559	—	559
Qualified statutory capital	898	729	1,627	855	691	1,545
Unearned premium reserve(2)	260	417	677	234	356	590
Loss & loss adjustment expense reserves(3)	17	22	39	21	26	47
Total policyholders’ surplus & reserves	1,175	1,168	2,343	1,110	1,073	2,182
Present value of installment premium(d)	322	217	539	254	174	428
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$1,952	$1,385	$3,337	$1,819	$1,247	$3,065

Net par insured outstanding	$62,285	$59,294	$121,579	$52,659	$49,806	$102,465
Net debt service outstanding	$79,436	$87,946	$167,382	$70,769	$74,925	$145,694

Ratios:
Net par insured to statutory capital	69:1	81:1	75:1	62:1	72:1	66:1
Capital ratio(4)	88:1	121:1	103:1	83:1	108:1	94:1
Financial resources ratio(5)	41:1	63:1	50:1	39:1	60:1	48:1

1. AG Re numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

2. Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

3. Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

4. Capital ratio is net par and interest insured divided by qualified statutory capital.

5. Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Summary Financial and Statistical Data
(dollars in millions, except per share amounts)

		Year Ended December 31,
	9M 2006	2005	2004	2003	2002	2001
GAAP Summary Income Statement Data

Gross premiums written	$240.5	$252.1	$190.9	$349.2	$417.2	$442.9
Net earned premiums	148.2	198.7	187.9	310.9	247.4	293.5
Net investment income	82.0	96.8	94.8	96.3	97.2	99.5
Total expenses	93.4	64.9	114.6	266.1	218.8	282.8
Income before provision for income taxes	139.0	229.6	233.3	246.2	83.2	110.1
Net income	117.3	188.4	182.8	214.5	72.6	63.8
Operating income	115.7	190.0	141.1	127.3	115.7	96.1

Net income per diluted share	$1.57	$2.53	$2.44	$2.86	$0.97	$0.85
Operating income per diluted share	$1.55	$2.55	$1.88	$1.70	$1.54	$1.28

Financial Ratios
Loss and LAE ratio	(4.0)%	(35.0)%	(17.0)%	46.5%	48.6%	60.5%
Expense ratio	58.9%	58.9%	65.4%	37.2%	35.5%	30.6%
Combined ratio	54.9%	23.9%	48.4%	83.7%	84.1%	91.1%
GAAP Summary Balance Sheet Data (end of period)
Total investments and cash	$2,395.1	$2,256.0	$2,157.9	$2,222.1	$2,061.9	$1,710.8
Total assets	2,844.8	2,689.1	2,694.0	2,857.9	2,719.9	2,322.1
Unearned premium reserves	619.7	537.1	521.3	625.4	613.3	500.3
Loss and LAE reserves	116.9	121.2	226.5	522.6	458.8	401.1
Long-term debt	197.4	197.3	197.4	75.0	75.0	150.0
Shareholders’ equity	1,756.9	1,661.5	1,527.6	1,437.6	1,257.2	1,061.6
Book value per share	$24.02	$22.22	$20.19	$19.17	$16.76	$14.15
Other Financial Information
Net debt service outstanding (end of period)	$167,382	$145,694	$136,120	$130,047	$124,082	$117,909
Net par outstanding (end of period)	121,579	102,465	95,592	87,524	80,394	75,249
Gross par outstanding (end of period)	122,533	105,258	98,221	90,366	83,067	79,883

Consolidated qualified statutory capital	1,627	1,545	1,351	1,216	1,133	1,095
Consolidated policyholders’ surplus & reserves	2,343	2,182	1,990	2,238	1,931	1,664

Ratios:
Par insured to statutory capital	75:1	66:1	71:1	72:1	71:1	69:1
Capital ratio(1)	103:1	94:1	101:1	107:1	110:1	108:1
Financial resources ratio(2)	50:1	48:1	51:1	45:1	41:1	52:1

Debt service written:
U.S. public finance	$9,101	$13,335	$11,943	$9,628	$12,957	$7,304
U.S. structured finance	22,065	16,724	15,131	9,718	12,495	11,893
International	12,175	5,729	3,897	3,822	2,069	2,125
Total debt service written	$43,342	$35,788	$30,970	$23,168	$27,522	$21,321

1. Capital ratio is net par and interest insured divided by qualified statutory capital.

2. Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and mortgage guaranty gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year. We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure. Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. We believe operating income is a useful measure for management, equity analysts and investors because the presentation of operating income enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the financial guaranty and mortgage guaranty unearned premium reserve net of prepaid reinsurance premiums and deferred acquisition costs plus the net present value of estimated future installment premiums in force, less future ceding commissions, after-tax, discounted at 6%. We believe adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future financial guaranty and mortgage guaranty installment premiums from our in-force book of business, net of reinsurance and discounted at 6%. We believe net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, pre-payment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force and present value of financial guaranty and mortgage guaranty gross written premiums or PVP we use 6% as the present value discount rate because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com